Investor Presentation May 2020 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number of risks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract and retain consumers and insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the effectiveness of the Company’s growth strategies and its ability to effectively manage growth; (4) the Company’s ability to maintain and build its brand; (5) the Company’s reliance on its third-party service providers; (6) the Company’s ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and the Company’s ability to successfully monetize them; (7) the impact of competition in the Company’s industry and innovation by the Company’s competitors; (8) the Company’s expected use of proceeds from its initial public offering; and (9) developments regarding the insurance industry and the transition to online marketing; (10) the effects of the COVID-19 pandemic; and (11) as a result of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. We present adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of adjusted EBITDA to the most directly comparable GAAP measure is included in the Appendix to these slides.

Our mission Be the largest online source of insurance policies by using data & technology to make insurance decisions simpler, more affordable & personalized

Key Investment Highlights Leading online insurance marketplace providing compelling benefits for consumers & insurance providers Revenue CAGR of 32%1, strong re-occurring revenue model & operating discipline resulting in expanding adjusted EBITDA and path to profitability Insurance Marketplace $146bn in annual industry advertising & distribution spend, with spend shifting online Massive Market Opportunity Unique data assets & technology, combined with machine learning, are driving network effects & competitive moat Competitive Advantage Scalable platform enabling rapid expansion into new verticals Leveraged Model Strong Financial Profile Based on compound annual growth rate 2014 – 2019.

EverQuote Company Snapshot Founded* 2011 FY’19 Revenue Growth 52% FY’19 Quote Request Growth 56% Employees 250+ IPO June 28, 2018 FY’19 Variable Marketing Margin Growth 59% Headquarters Cambridge, MA Auto Home & Renters Life Health Commercial Insurance Verticals * First year of revenue

Large & Expanding TAM

U.S. Insurance Market: Distribution & Ad Spend



$146.1bn
Total Market
$15.6bn
Total Advertising Spend
$5.6bn
Total Digital Spend

$322.5mm[1]
EverQuote 2020 revenue guidance midpoint

Projected Annual Growth to 2024

Total Market Growth: ~3%
EVER Share: <1%

Total Digital Spending Growth: ~ 16%
EVER Share: <10%

Growth Drivers



Continued shift of consumer time spent online



Continued shift of acquisition spend online



Continued shift to digitization of insurance products & workflows

Source: Stax Consulting, Inc., S&P Global Market Intelligence SNL Insurance Data, IIABA.
1. EverQuote is not reaffirming this guidance as of the date of this presentation & makes no statement with respect this guidance other than such guidance was provided by EverQuote as of May 4, 2020.

EVERQUOTE
Proprietary Information 6

2016 Digital Ad Spend by Industry (% of Total Advertising Spend) Increasing Carrier Digital Marketing Spend Source: Stax, Inc. eMarketer, Web Survey & Analysis (December 2019), comScore survey. Carriers moving to match digital spend of other industries 16+% Projected annual growth of carrier digital marketing budgets over the next 5 years 70% Percentage of carriers that expect to grow their digital marketing budgets more than 10% annually over the next five years 45%: Non-insurance average

Compelling Model Benefits Both Consumers & Providers


Consumers
Insurance Providers
Allstate
Liberty Mutual
PROGRESSIVE
FARMERS INSURANCE
USAA
Nationwide
AMERICAN FAMILY INSURANCE
COUNTRY FINANCIAL

Consumers Save Time & Money

Match & connect for multiple quotes

Average Savings $610 per year[1]

More Efficient Acquisition for Providers

Large volume of high intent consumers

Target based consumer attributes tied to ROI

Addresses the alignment challenges inherent in the fragmented insurance market

1. Estimated average annual premium savings of $610 based on a countrywide survey between November 2018 & April 2019 of EverQuote users that reported old & new premiums.

EVERQUOTE Proprietary Information 8

Marketplace Consumer Journey

Traffic Channels

- Display
- SEM
- Email
- Partnerships
- Social
- VPN / Other[1]

Arrives at the Marketplace



Profile Consumer: Varied Shopping Intent

~ 11MM+ Monthly

Requests Insurance Quotes



Quote Request Matched with Providers



Profile Consumer: High intent shoppers

1.8MM+ Monthly

Gets Quotes / Buy Insurance



~ 20% of Consumers that Complete a Quote Request buy Insurance

1. Other includes organic search, direct-to-site, inbound calls, & other traffic sources.
Arrival and quote request statistics as of the fourth quarter 2019; bind-rate based on phone surveys of consumers who completed quote requests, conducted in August through December 2018 and January through April 2019.

EVERQUOTE Proprietary Information 9

Distribution Strength of our Marketplace 100+ carriers available via the marketplace 19 of 20 top auto insurance carriers 8,000+ agents 56% of carriers have “deep” technology integrations Based on Company data and representative of the insurance provider partners on the platform as of March 31, 2020.

Data Assets Create Significant Competitive Moat

178bn
Cumulative
Ad Impressions Served

73mm
Cumulative
Quote Requests

$725mm
Cumulative
Digital Ad Spend

300+
Acquisition Channels

~2 billion
Consumer Submitted
Data Points

Leverage proprietary machine learning
& automated infrastructure

Note: Cumulative figures since launch through March 31, 2020
Source: Company data, Facebook, Statista, comScore & OperaMedia.

EVERQUOTE
Proprietary Information 11

Data Science & Machine Learning Support Growth Build generalizable & scalable solutions for data problem classes across the organization Able to quickly evolve to changing market dynamics Create Operating Leverage Enhance Agility Drive Incremental VMM Design Machine Learning products to create performance lift with equal or less operational toil

Consumer Alignment Algorithms Multi-Channel Bid Automation Algorithms Optimize Conversion Rate Email Largest Multi-Provider Dataset Partnerships Data & Tech Stack Drives Growth & Leverage Minimize Cost per Acquisition Maximize Bind Rate Growth of Consumer Volume, Provider Diversity & Product Verticals

EverQuote well-being & productivity during COVID-19 Our Employees Global work-from-home Employee engagement & productivity remain strong Expanded healthcare & other wellness benefits Drafting return to office plan Customers / Partners 100% remote interactions Offering webinars for agents to share best practices on work-from-home Our Community Supporting local restaurants / vendors through pre-purchasing meals / services Weekly charitable donation contest among employees Dedicated to the health & safety of our team & their families, partners & the broader community

Levers Driving Future Growth Attract More Consumers Leverage Secular Shift Online Increase Provider Coverage Expand Consumer & Carrier Engagement Launch New Verticals

Proven track record of innovation & team building Our World-Class, Founder-Led Team Drawn from top universities… 140+ employees working in engineering / applied math1 Analysts, Data Scientists, Engineers working in our Engineering, Analytics, and Product & Design divisions. … & from tech & professional services powerhouses Headquartered in Cambridge, MA Seth Birnbaum CEO & Co-Founder Tomas Revesz CTO & Co-Founder

Financial Overview

Obtained “deep” technology integrations with 56% of carriers Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. First Quarter 2020 Highlights Revenue increased 56% YoY to $81.4mm +56% Quote requests increased 80% YoY +80% VMM increased 72% YoY to $23.8mm +72% Achieved Adjusted EBITDA of $3.8mm Smoothly transitioned operations to WFH due to COVID-19 Company raised full year guidance

Revenue ($mm) 32% CAGR 2014-2019 Track Record of Strong Growth Track Record of Strong Growth +56% Q1’20 YoY Growth

Delivering Incremental Variable Marketing Margin 44% CAGR 2014-2019 Variable Marketing Margin ($mm) Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM.  The VMM displayed above reflects our revised definition of VMM for all years presented. Refer to Key Metrics Definitions in the Appendix for a definition of VMM. +72% Q1’20 YoY Growth

Non-auto verticals include our home and renters, life, heath and commercial insurance verticals. Rapid Expansion into New Verticals with Scalable Model Revenue from Non-Auto Verticals ($mm) Traffic leverage: Target advertising opportunities leveraging expertise & technology Sales leverage: Ability to cross-sell traffic to existing customers 127% CAGR 2016-2019 90% YoY Growth Non-Auto Verticals Home & Renters Life Health Commercial

Driving Growth & Profitability Adjusted EBITDA ($mm) Note: Adjusted EBITDA is a non-GAAP metrics, refer to financial reconciliation for additional detail.

Key Investment Highlights Leading online insurance marketplace providing compelling benefits for consumers & insurance providers Revenue CAGR of 32%1, strong re-occurring revenue model & operating discipline resulting in expanding adjusted EBITDA and path to profitability Insurance Marketplace $146bn in annual industry advertising & distribution spend, with spend shifting online Massive Market Opportunity Unique data assets & technology, combined with machine learning, are driving network effects & competitive moat Competitive Advantage Scalable platform enabling rapid expansion into new verticals Leveraged Model Strong Financial Profile Based on compound annual growth rate 2014 – 2019.

NASDAQ: EVER

Appendix

Key Metrics Definitions Quote Requests Quote requests are consumer-submitted website forms that contain the data required to provide an insurance quote, quote requests we receive through offline channels such as telephone calls, quote requests via our EverDrive app & quote requests submitted directly to third-party partners. As we attract more consumers to our platform & they complete quote requests, we are able to refer them to our insurance provider customers, selling more referrals while also collecting data, which we use to improve user experience, conversion rates & consumer satisfaction. Variable Marketing Margin Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM, as revenue, as reported in our statements of operations & comprehensive loss, less advertising costs (a component of sales & marketing expense, as reported in our statements of operations & comprehensive loss). We use VMM to measure the efficiency of individual advertising & consumer acquisition sources & to make trade-off decisions to manage our return on advertising. Adjusted EBITDA We define adjusted EBITDA as net loss, adjusted to exclude: stock-based compensation expense, depreciation & amortization expense, legal settlement expense, and interest (income) expense, net. We monitor & present adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA Three Months Ended 12 Months March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2019 December 31, 2018 Net income (loss) ($1,442) ($934) $173 ($1,974) ($4,382) ($7,117) ($13,791) Stock-based compensation $4,540 $3,464 $3,269 $3,238 $2,750 $12,721 $7,121 Depreciation & amortization $849 $593 $588 $524 $481 $2,186 $1,341 Legal settlement - $1,227 - - - $1,227 - Interest (income) expense, net ($111) ($133) ($168) ($184) ($184) ($669) ($121) Adjusted EBITDA $3,836 $4,217 $3,862 $1,604 ($1,335) $8,348 ($5,450) ($ in Thousands)